SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2004
LNB Bancorp, Inc.
(Exact name of the registrant as specified on its charter)

Ohio	34-1406303
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

457 Broadway, Lorain, Ohio	44052 - 1769
(Address of principal executive offices)	(Zip Code)

(440) 244 - 6000

Registrant’s telephone number, including area code
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

ITEM 7. Financial Statements and Exhibits

(a) Not Applicable
(b) Not Applicable
(c) Exhibits:
      20. First Quarter 2004 Report to Shareholders
      99. Press Release Announcing 1st Quarter 2004 Earnings, dated April 20, 2004

ITEM 9. Regulation FD Disclosure

Registrant published and released its 1st Quarter 2004 Report to Shareholders on April 20, 2004. Registrant’s 1st Quarter 2004 Report to Shareholders is furnished as Exhibit 20 hereto. This material is also disclosed and furnished under Item 12 of this Form 8-K.

Registrant issued a press release announcing 1st Quarter 2004 Earnings. Registrant’s press release, dated April 20, 2004, is furnished as exhibit 99 hereto.

Item 12. Results of Operations and Financial Condition

Registrant published and released its 1st Quarter 2004 Report to Shareholders on April 20, 2004. Registrant’s 1st Quarter 2004 Report to Shareholders is furnished as Exhibit 20 hereto.

Registrant issued a press release announcing 1st Quarter 2004 Earnings. Registrant’s press release, dated April 20, 2004, is furnished as exhibit 99 hereto. This press release is also disclosed and furnished under Item 9 of the form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

Date: April 20, 2004	By:/s/Terry M. White

Terry M. White
Executive Vice President, Chief Financial Officer and Corporate Secretary

Exhibit to Form 8 - K
S - K Reference Number (20)
First Quarter 2004 Report to Shareholders

Exhibit to Form 8 - K
S - K Reference Number (99)

LNB Bancorp, Inc. published and issued a Press Release dated April 20, 2004, announcing the 2004 first quarter earnings.